                                                                   Exhibit 10.23

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                  AMENDMENT NO. 1 dated as of February 12, 1996 to the Credit Agreement dated as of September 8, 1994 (the "Agreement") among APPLIED MATERIALS, INC. (the "Company"), the BANKS party thereto on the date hereof (the "Existing Banks"), CITICORP USA, INC. and MELLON BANK, N.A. (the "Additional Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                  WHEREAS, the parties hereto desire to amend the Agreement to
(i) increase the aggregate amount of the Commitments from $125,000,000 to $240,000,000, (ii) add the Additional Banks as parties to the Agreement, (iii) change the Termination Date from September 7, 1998 to February 11, 2000, (iv) lower the applicable rates of interest and facility fees, (v) amend the covenant requiring the Company to maintain a minimum Consolidated Tangible Net Worth,
(vi) confirm that the Company may use the Agreement to backstop its commercial paper and eliminate certain conditions to a borrowing for such purpose and (vii) permit the Company to use the proceeds of Loans hereunder to buy its own common stock;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall on and after the Amendment Effective Date (as defined in Section 11 hereof) refer to the Agreement as amended hereby.

                  SECTION 2. Increased Commitments. (a) The signature pages of the Agreement are amended by deleting the heading "Commitments" and the dollar amounts set forth under said heading.

                  (b) The Commitment Schedule attached to this Amendment is added to the Agreement immediately after the signature pages thereof.

                  (c) The definition of "Commitment" in Section 1.01 of the Agreement is amended to read as follows:

                  "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule attached hereto (or, in the case of an Assignee, the portion of the transferor Bank's Commitment assigned to such Assignee pursuant to
         Section 9.06(c)), in each case as such amount may be reduced from time to time pursuant to Section 2.09 or changed as a result of an assignment pursuant to Section 9.06(c).

                  SECTION 3. Additional Banks. (a) On the Amendment Effective Date each of Citicorp USA, Inc. and Mellon Bank, N.A. will become a party to the Agreement as a Bank with a Commitment in the amount set forth opposite its name on the Commitment Schedule attached hereto.

                  (b) The definition of "Bank" in Section 1.01 of the Agreement is amended to read as follows:

                  "Bank" means each bank listed on the Commitment Schedule attached hereto, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors; provided that, for purposes of any determination made with respect to Citicorp USA, Inc. under
         Section 2.13, 8.01, 8.02 or 8.03, the term "Bank" shall be deemed to include Citibank, N.A.

                  (c) Section 9.06(d) of the Agreement is amended to read as follows:

                  (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note (i) directly to a Federal Reserve Bank or (ii) to an affiliate of such Bank which in turn assigns such rights to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                  SECTION 4. Extension of Term. The definition of "Termination Date" in Section 1.01 of the Agreement is amended by changing "September 7, 1998" to "February 11, 2000".

                  SECTION 5. Reduced Pricing. The Pricing Schedule attached to the Agreement is deleted and replaced by the Pricing Schedule attached to this Amendment. Interest (if any) and fees accrued prior to the Amendment Effective Date shall be payable at the rates specified in the original Pricing Schedule. Interest and fees accruing on and after the Amendment Effective Date shall be payable at the rates specified in the Pricing Schedule attached hereto.

                  SECTION 6. Consolidated Tangible Net Worth. (a) The first sentence of Section 5.12(a) of the Agreement is amended to read as follows:

         The Company will at all times keep and maintain Consolidated Tangible Net Worth (adjusted as provided in subsections (b) and (c) of this Section, if applicable) at an amount not less than the amount determined by adding (or subtracting in the case of clause (iv) below) the following:

                           (i) $1,427,000,000 plus

                           (ii) 50% of Consolidated Net Income (adjusted as
                  provided in subsections (b) and (c) of this Section, if applicable) for the period from October 29, 1995 to and including the date of any calculation hereunder plus

                           (iii) 100% of the net proceeds of any sales or
                  issuances of capital stock of the Company during the period from October 29, 1995 to and including the date of any calculation hereunder less

                           (iv) the aggregate amount by which Consolidated
                  Tangible Net Worth is reduced after October 29, 1995 as a result of purchases by the Company of its own common stock, provided that the amount subtracted pursuant to this clause
                  (iv) shall not exceed the sum of (x) the net proceeds (to the extent received by the Company in cash) added pursuant to clause (iii) above plus (y) $143,000,000.

                  (b) Subsections (b) and (c) of Section 5.12 of the Agreement are amended by changing the date "May 1, 1994", wherever it appears in said subsections, to "October 29, 1995".

                  SECTION 7. Commercial Paper Backstop. (a) Section 1.01 of the Agreement is amended by adding the following new definition immediately after the definition of "Consolidated Total Assets":

                  "CP Backstop Borrowing" means a Borrowing the proceeds of which are used solely for the purpose of repaying outstanding commercial paper issued by the Company.

                  (b) Clause (e) of Section 3.02 is amended to read as follows:

                  (e) the fact that the representations and warranties of the Company contained in this Agreement (except, in the case of a Refunding Borrowing or a CP Backstop Borrowing, the representations and warranties set forth in Sections 4.04(c) and 4.05 as to any matter which has theretofore been disclosed in writing by the Company to the Banks) shall be true on and as of the date of such Borrowing.

                  SECTION 8. Use of Proceeds. Section 5.08 of the Agreement is amended to read as follows:

                  SECTION 5.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company to backstop its commercial paper and for other general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U, provided that the Company may use such proceeds to buy and/or carry shares of its own common stock.

                  SECTION 9. Representations and Warranties. (a) Section 4.04(a) of the Agreement is amended by changing the date "October 31, 1993" to "October 29, 1995" and changing the reference to "the Company's 1993 Form 10-K" to "the Company's 1995 Form 10-K".

                  (b) The definition of "Company's 1993 Form 10-K" in Section
1.01 of the Agreement is deleted and replaced by the following new definition:

                  "Company's 1995 Form 10-K" means the Company's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                  (c) Subsections (b) and (c) of Section 4.04 of the Agreement are deleted and replaced by the following new subsection (b):

                  (b) Since October 29, 1995 there has been no material adverse change in the business, financial position, results of operations or prospects of the Company and its Relevant Subsidiaries, considered as a whole.

                  (d) Sections 4.05 and 4.07 of the Agreement are each amended by deleting the words "the Company's 1993 Form 10-K and the Company's Latest Form 10-Q" and replacing them with the words "the Company's 1995 Form 10-K".

                  (e) The definition of "Company's Latest Form 10-Q" in Section
1.01 of the Agreement is deleted.

                  (f) The Company represents and warrants that each of the representations and warranties contained in Article IV of the Agreement (as amended pursuant to this Section 9) is true on and as of the date of this Amendment and will be true on and as of the Amendment Effective Date immediately after this Amendment becomes effective.

                  (g) Each of the Existing Banks and Additional Banks represents to the Agent and each of the other Existing Banks and Additional Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation
U) as collateral in the extension or maintenance of the credit provided for in the Agreement as amended by this Amendment.

                  SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 11. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Agent shall have received all of the following:

                  (i) from each of the Company, the Existing Banks, the Additional Banks and the Agent, either a counterpart hereof signed by such party or telex, facsimile or other written confirmation that such party has signed a counterpart hereof;

                  (ii) an opinion dated the Amendment Effective Date of James J. DeLong, Director, Legal Affairs for the Company, substantially in the form of Exhibit A hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                  (iii) an opinion dated the Amendment Effective Date of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                  (iv) all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment, the Agreement as amended hereby and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

                  (v) a duly executed Note for the account of each Additional Bank, dated on or before the Amendment Effective Date and complying with the provisions of Section 2.05 of the Agreement; and

                  (vi) payment, for the account of the Existing Banks, of all unpaid facility fees accrued under the Agreement to but excluding the Amendment Effective Date.

When the Amendment Effective Date occurs, the Agent shall promptly notify the Company, the Existing Banks and the Additional Banks thereof, and such notice shall be conclusive and binding on all parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                       APPLIED MATERIALS, INC.


                                       By /s/ Gerald F. Taylor
                                         --------------------------------------
                                         Title: Senior Vice President and
                                                  Chief Financial Officer

                                       By /s/ Nancy H. Handel
                                         --------------------------------------
                                         Title: Vice President, Corporate
                                                 Finance and Treasurer


                                       MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK



                                       By /s/ Carl J. Mehldau, Jr.
                                         --------------------------------------
                                         Title: Associate

                                       BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION


                                       By /s/ Kevin McMahon
                                         --------------------------------------
                                         Title: Vice President


                                       ABN AMRO BANK N.V. SAN FRANCISCO
                                          INTERNATIONAL BRANCH
                                       By: ABN AMRO NORTH AMERICA, INC.,
                                              as its agent

                                       By /s/ Bruce Swords
                                         --------------------------------------
                                         Title: Vice President & Director


                                       By /s/ R. Clay Jackson
                                         --------------------------------------
                                         Title: SVP & Managing Director


                                       THE BANK OF CALIFORNIA, N.A.


                                       By /s/ Wanda Headrick
                                         --------------------------------------
                                         Title: Vice President


                                       BANQUE NATIONALE DE PARIS

                                       By /s/ Rafael Lumanlan
                                         --------------------------------------
                                         Title: Vice President


                                       By /s/ Charles Day
                                         --------------------------------------
                                         Title: Assistant Vice President

Ex. 10.23

                                       CITICORP USA, INC.



                                       By /s/ Thomas E. McGrath, M.D.
                                         --------------------------------------
                                         Attorney In Fact


                                       CREDIT SUISSE


                                       By /s/ David J. Worthington
                                         --------------------------------------
                                         Title:David J. Worthington
                                               Member of Senior Management


                                       By /s/ Marilou Palenzuela
                                         --------------------------------------
                                         Title: Marilou Palenzuela
                                                Member of Senior Management


                                       DEUTSCHE BANK AG, LOS ANGELES
                                         AND/OR CAYMAN ISLANDS BRANCHES


                                       By /s/ Ross A. Howard
                                         --------------------------------------
                                         Title: Vice President


                                       By /s/ J. Scott Jessup
                                         --------------------------------------
                                         Title: Vice President


                                       MELLON BANK, N.A.



                                       By /s/ Jane Westrich
                                         --------------------------------------
                                         Title: Vice President


                                       UNION BANK



                                       By /s/ Ann Brusati Dias
                                         --------------------------------------
                                         Title: Vice President and District
                                                      Manager

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Agent



                                       By /s/ Carl J. Mehldau, Jr.
                                         --------------------------------------
                                         Title: Carl J. Mehldau, Jr.
                                                   Associate

                               COMMITMENT SCHEDULE



Name of Bank                                              Commitment
------------                                              ----------
Morgan Guaranty Trust Company                            $45,000,000
of New York

Bank of America National Trust                           $30,000,000
and Savings Association

ABN Amro Bank N.V. San Francisco                         $22,500,000
International Branch

The Bank of California                                   $15,000,000

Banque Nationale de Paris                                $22,500,000

Citicorp USA, Inc.                                       $22,500,000

Credit Suisse                                            $22,500,000

Deutsche Bank AG, Los Angeles                            $22,500,000
and/or Cayman Islands Branches

Mellon Bank, N.A.                                        $22,500,000

Union Bank                                               $15,000,000
                                                        ------------
                                            Total       $240,000,000
                                                        ============

                                PRICING SCHEDULE



                  The "Euro-Dollar Margin", "CD Margin" and "Facility Fee Rate" for any day are the respective rates per annum set forth below in the applicable row in the column corresponding to the Pricing Level that applies on such day:

=============================================================================================================
                               Level           Level            Level            Level            Level
                                 I              II               III               IV               V
=============================================================================================================
Euro-Dollar                    0.165           0.200            0.280%           0.375            0.500
Margin                           %               %                                 %                %
-------------------------------------------------------------------------------------------------------------
CD Margin                      0.290           0.325            0.405%           0.500            0.625
                                 %               %                                 %                %
-------------------------------------------------------------------------------------------------------------
Facility                       0.085           0.100            0.120%           0.175            0.250
Fee Rate                         %               %                                 %                %
=============================================================================================================

                  For purposes of this Pricing Schedule, the following terms have the following meanings:

                  "Level I Pricing" applies on any day if, on such day, the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's.

                  "Level II Pricing" applies on any day if on such day, (i) the Company's long-term debt is rated BBB+ by S&P or Baa1 by Moody's and (ii) Level I Pricing does not apply.

                  "Level III Pricing" applies on any day if, on such day, (i) the Company's long-term debt is rated BBB by S&P or Baa2 by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

                  "Level IV Pricing" applies on any day if, on such day, (i) the Company's long-term debt is rated BBB- by S&P or Baa3 by Moody's and (ii) none of Level I Pricing, Level II Pricing or Level III Pricing applies.

                  "Level V Pricing" applies on any day if, on such day, no other Pricing Level applies.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Pricing Level" means any one of the five pricing levels represented by Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing and Level V Pricing.

                  "S&P" means Standard & Poor's Ratings Services.

The ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect on any day is the rating in effect at the close of business on such day.

                                                                       EXHIBIT A







                       OPINION OF COUNSEL FOR THE COMPANY





To the Existing Banks, Additional Banks
 and Agent Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

                  I have acted as counsel to Applied Materials, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of Amendment No. 1 dated as of February 12, 1996 ("Amendment No. 1") to the Credit Agreement dated as of September 8, 1994 (the "Credit Agreement") among the Company, the Banks signatory thereto (the "Existing Banks") and Morgan Guaranty Trust Company of New York, as Agent. Except as otherwise defined herein, all terms used herein and defined in the Credit Agreement or in Amendment No. 1 have the meanings assigned to them therein.

                  In connection with this opinion, I have examined executed originals or copies of Amendment No. 1, the Credit Agreement, the Notes originally issued to the Existing Banks (the "Existing Notes") and the Notes issued to the Additional Banks today (the "Additional Notes") and such other documents, records, agreements and certificates as I have deemed appropriate. I have also reviewed such matters of law as I have considered relevant for the purpose of this opinion.

                  Based upon the foregoing, I am of the opinion that:

                  1. Each of the Company and its Restricted Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, in the aggregate, have a Material Adverse Effect.

                  2. The execution and delivery by the Company of Amendment No. 1, the Credit Agreement and the Existing Notes and Additional Notes (collectively, the "Notes") and the performance by the Company of its obligations under the Credit Agreement as amended by Amendment No. 1 and under the Notes (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or, to the best of my knowledge, of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries and (v) do not result in the creation or imposition of any Lien on any asset of the Company or any of its Restricted Subsidiaries.

                  3. To the best of my knowledge, except as set forth under the heading "Legal Proceedings" in the Company's 1995 Form 10-K, there are no pending or threatened actions, suits or proceedings against or affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator in which there is a reasonable possibility of an adverse determination which would have a Material Adverse Effect, or which in any manner draws into question the validity of Amendment No. 1, the Credit Agreement as amended thereby or any of the Notes.

                  4. Amendment No. 1 and the Credit Agreement as amended thereby constitute valid and binding agreements of the Company and each Note constitutes a valid and binding obligation of the Company, in each case enforceable in accordance with its terms. The Existing Notes evidence the Company's obligation to pay the principal of and interest on any and all Loans made by the Existing Banks under the Credit Agreement as amended from time to time and accordingly they do not need to be replaced in connection with the execution and delivery of Amendment No. 1.

Certain Assumptions

                  With your permission I have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to me as copies and the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates I have reviewed; and (c) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

Certain Limitations and Qualifications

                  I express no opinion as to laws other than laws of the State of California, the federal law of the United States of America, the General Corporation Law of the State of Delaware and the official statutes of other jurisdictions to the extent necessary to render the opinions as to corporate authority in paragraph 1 above. I am licensed to practice law only in the State of California.

                  With your permission, I have assumed for the purpose of rendering this opinion that the laws of the State of California govern the transaction, notwithstanding that Amendment No. 1, the Credit Agreement and the Notes state that they are to be governed by New York law.

                  My opinion that any document is legal, valid, binding, or enforceable in accordance with its terms is qualified as to:

                  (a) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other similar laws relating to or affecting the enforcement of creditors' rights generally;

                  (b) general principles of equity, including without limitation concepts of mutuality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (c) the possibility that certain covenants and provisions for the acceleration of the maturity of the Notes may not be enforceable if enforcement would be unreasonable under the then existing circumstances, but in my opinion acceleration would be available if an event of default occurred as a result of a material breach of a material covenant;

                  (d) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of any event of default;

                  (e) rights to indemnification and contribution which may be limited by applicable law and equitable principles; and

                  (f) the unenforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights (including, without limitation, waivers of any objection to venue and forum non conveniens and the right to a jury trial), the benefits of statutory constitutional provisions, unknown future rights, and defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law.

                  The phrase "to the best of my knowledge" is intended to indicate that, during the course of the performance of my duties as Director, Legal Affairs, of the Company, no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention.

Use of Opinion

                  This opinion is solely for your benefit (and the benefit of any Assignee which becomes a Bank pursuant to Section 9.06(c) of the Credit Agreement) in connection with the transaction covered by the first paragraph of this letter and may not be relied upon by any other person without my prior written approval. I disclaim any obligation to update this opinion for events occurring or coming to my attention after the date hereof.

                                    Very truly yours,

                                    /s/ James J. DeLong
                                    ------------------------------
                                    James J. DeLong
                                    Director, Legal
Affairs

EXHIBIT B




                        OPINION OF DAVIS POLK & WARDWELL,
                          SPECIAL COUNSEL FOR THE AGENT







To the Existing Banks, Additional Banks
 and Agent Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                  We have participated in the preparation of Amendment No. 1 dated as of February 12, 1996 ("Amendment No. 1") to the Credit Agreement dated as of September 8, 1994 (the "Credit Agreement") among Applied Materials, Inc., a Delaware corporation (the "Company"), the banks listed on the signature pages thereof (the "Existing Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 11(iii) of Amendment No.
1. Except as otherwise defined herein, all terms defined in the Credit Agreement or in Amendment No. 1 are used herein as therein defined.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, we are of the opinion that:

                  1. The execution and delivery by the Company of Amendment No. 1, the Notes being issued to the Additional Banks today (the "Additional Notes"), the Credit Agreement and the Notes originally issued to the Existing Banks (the "Existing Notes") are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

                  2. The performance by the Company of its obligations under the Credit Agreement as amended by Amendment No. 1 and the Existing Notes and Additional Notes (collectively, the "Notes") is within the Company's corporate powers and has been duly authorized by all necessary corporate action.

                  3. Amendment No. 1 and the Credit Agreement as amended thereby constitute valid and binding agreements of the Company and each Note constitutes a valid and binding obligation of the Company, in each case enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

                  4. The Existing Notes evidence the Company's obligation to pay the principal of and interest on any and all Loans made by the Existing Banks under the Credit Agreement as amended from time to time, and accordingly they do not need to be replaced in connection with the execution and delivery of Amendment No. 1.

                  We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New
York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                     Very truly yours,

                                        3